UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-6027

KAVILCO INCORPORATED

(Exact name of registrant as specified in charter)

600 University Street, Suite 3010
Seattle, Washington 98101-1129

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (206) 624-6166

Date of fiscal year end: December 31, 2013

Date of reporting period: December 31, 2013

ITEM 1.	REPORTS TO SHAREHOLDERS.

[Kavilco Incorporated Letterhead]

February 27, 2014

Dear Shareholder,

Enclosed are the annual audited financial statements for the year ended December 31, 2013. Our accountants, Peterson Sullivan LLP have conducted the audit.

The financial statements are presented in a format that all investment companies must adhere to pursuant to Security and Exchange Commission requirements and Generally Accepted Accounting Principles. In an investment company, the primary objective of the financial statements is to show how the net asset value changed throughout the year (net asset value is defined as the value of securities owned, cash, receivables and other assets less liabilities). We realize the statements are esoteric to say the least. However, to make the financial information more meaningful, we have included a Glossary of Terms to assist you in interpreting the terminology in the financial statement

STATEMENT OF ASSETS AND LIABILITES

This statement reflects everything the corporation owns or is obliged to pay as of December 31, 2013. Assets and liabilities are stated in terms of current market value.

SCHEDULE OF INVESTMENTS

The majority of Kavilco's portfolio is primarily made up of debt instruments comprised of corporate obligations. Corporate obligation is another term for bonds. These bonds carry a stated interest rate and maturity date. The federal, state and municipal governments, along with corporations, can issue bonds.

STATEMENT OF OPERATIONS

The Statement of Operations is an analysis of all income and expense that the corporation incurred during the year. The aggressive actions of the Federal Reserve have had a beneficial impact on our bond portfolio. We anticipate the exceptional volatility in the bond market will be with us for some time. However, valuation changes in the portfolio do not impact the dividends you receive.

STATEMENT OF CHANGES IN NET ASSETS

What happened to our assets during the year? This statement shows all increases and decreases in our assets. Except for the dividends to shareholder accounts, this is identical to the Statement of Operations.

FINANCIAL HIGHLIGHTS

This schedule is a comparative analysis that combines all previously discussed statements in terms of one share of stock.

NOTES AND TAX INFORMATION TO THE FINANCIAL STATEMENTS

The notes are an integral part of the financial statements and provide information that will give the shareholder a complete summary of the operation.

Sincerely,

KAVILCO INCORPORATED

/s/ Louis L. Jones, Sr.

Louis L. Jones, Sr., President

encl.

KAVILCO INCORPORATED FINANCIAL STATEMENTS Year Ended December 31, 2013
[Peterson Sullivan LLP Letterhead] INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors
Kavilco Incorporated
Kasaan, Alaska

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Kavilco Incorporated ("the Company") as of December 31, 2013, and the related statement of operations for the year then ended, and statement of changes in net assets for the years ended December 31, 2013 and 2012, and the financial highlights for the years ended December 31, 2013 and 2012.

Management's Responsibilities for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Kavilco Incorporated as of December 31, 2013, and the results of its operations for the year then ended, the changes in net assets for the years ended December 31, 2013 and 2012, and the financial highlights for the years ended December 31, 2013 and 2012, in accordance with accounting principles generally accepted in the United States.

Other Matter

The financial highlights for the years ended December 31, 2009 through 2011, were audited by other auditors whose report dated February 21, 2012, expressed an unmodified opinion on those statements.

/S/Peterson Sullivan LLP

February 21, 2014

KAVILCO INCORPORATED

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2013

ASSETS
Investments in securities, at market value (identified cost $33,469,625)	$33,722,676
Real estate at fair value (identified cost $1,054,089)	3,794,617
Cash and cash equivalents	196,763
Interest receivable	363,325
Dividends receivable	14,830
Premises and equipment, net	18,439
Prepaid expenses and other assets	11,063

Total assets	40,121,713

LIABILITIES
Accounts payable and accrued expenses	41,742
Dividends payable	210,437

Total liabilities	252,179

NET ASSETS	$39,869,534

Net assets consist of:

Distributable earnings	$5,161,731
Contributed capital	34,707,803

TOTAL Net assets	$39,869,534

Net asset value per share of Class A and Class B common stock ($39,869,534) divided by 12,000 shares outstanding)	$3,322

See Notes to Financial Statements

KAVILCO INCORPORATED

SCHEDULE OF INVESTMENTS

December 31, 2013

	Principal Amount or Shares	Fair Value
INVESTMENTS IN SECURITIES - 89.7%

U.S. Corporate Bonds - 61.0%
Chemical Industry - 4.8%
E.I. DuPont de Nemour, 5.250%, due December 15, 2016	1,519,000	1,704,090

Communications - 10.5%
AT&T, 5.100%, due September 15, 2014	1,250,000	1,289,837
CBS Corporation, 4.625%, due May 15, 2018	2,000,000	2,168,160
Deutsche Telekom Int. Fin., 6.000%, due July 8, 2019	250,000	289,420
Total Communications		3,747,417

Consumer, Cyclical - 8.2%
Safeway Inc., 5.625%, due August 15, 2014	1,229,000	1,260,487
Target Corp., 5.875%, due July 15, 2016	1,000,000	1,125,280
Avon Products, 6.500%, due March 1, 2019	500,000	545,895
Total Consumer, Cyclical		2,931,662

Consumer, Non-cyclical - 3.5%
McDonald's Corp., 5.300%, due March 15, 2017	500,000	558,535
Kraft Foods Inc., 6.500%, due August 11, 2017	250,000	290,492
Yum! Brands Inc., 5.300%, due September 15, 2019	355,000	395,775
Total Consumer, Non-cyclical		1,244,802

Energy - 15.7%
Kinder Morgan Energy Partners, 5.625%, due February 15, 2015	500,000	525,705
PPL Energy Supply LLC, 5.700%, due October 15, 2015	80,000	84,414
Plains All American Pipeline, 6.125%, due January 15, 2017	1,345,000	1,512,305
XTO Energy Inc., 6.250%, due August 1, 2017	1,000,000	1,154,030
Kinder Morgan Energy Partners, 5.950%, due February 15, 2018	460,000	522,739
Transocean Inc., 7.375%, due April 15, 2018	1,350,000	1,565,851
Hess Corporation, 8.125%, due February 15, 2019	199,000	247,180
Total Energy		5,612,224

Financial - 1.0%
American Express Credit Co., 5.300%, due December 2, 2015	117,000	126,947
General Electric Capital Corp., 5.625%, due September 15, 2017	215,000	244,584
Total Financial		371,531

Paper & Forest Products Industry - 1.8%
International Paper, 9.375%, due May 15, 2019	500,000	655,835

Technology - 4.1%
Cisco Systems Inc., 5.500%, due February 22, 2016	960,000	1,056,125
Oracle Corp., 5.000%, due July 18, 2019	250,000	283,022
Adobe Systems Inc., 4.750%, due February 1, 2020	100,000	107,948
Total Technology		1,447,095

Transportation - 4.7%
Union Pacific Corp., 4.875%, due January 15, 2015	1,000,000	1,044,570
FedEx Corp., 8.000%, due January 15, 2019	500,000	621,370
Total Transportation		1,665,940

Utilities - 6.8%
Potomac Electric Power, 4.650%, due April 15, 2014	600,000	606,546
Southern Power Company, 4.875%, due July 15, 2015	1,250,000	1,326,200
Southern Electric Power, 5.550%, due January 15, 2017	174,000	191,141
Metropolitan Edison, 7.700%, due January 15, 2019	250,000	301,447
Total Utilities		2,425,334

Total U.S. Corporate Bonds (cost $20,014,618)		21,805,930

U.S. Common Stock - 16.4%

Chemicals - Specialty - 0.0%
Terra Nitrogen Company LP	225	31,747

Computer Software & Services - 0.4%
Microsoft Corp.	3,640	136,172

Drug Industry - 0.7%
Bristol-Myers Squibb	1,500	79,725
Eli Lilly & Co.	2,000	102,000
Merck & Co. Inc.	1,500	75,075

Total Drug Industry		256,800

Electric Utility - 3.5%
Alliant Energy	2,000	103,200
Atmos Energy Corp.	1,500	68,130
Avista Corp.	2,000	56,380
Consolidated Edison Inc.	1,500	82,920
Duke Energy Corp.	3,665	252,922
Entergy Corporation New	1,570	99,334
Exelon	1,400	38,346
Firstenergy Corp	1,255	41,390
Northeast Utilities	787	33,361
Pepco Holdings Inc.	7,080	135,440
PPL Corporation	4,945	148,795
Scana Corp.	700	32,851
Southern Company	4,150	183,606
Total Electric Utility		1,263,675

Exchange Traded Funds - 0.8%
iShares Investment Grade Corp. Bonds	640	73,080
iShares S & P Preferred Stock Index	2,516	92,664
SPDR Barclays Capital High Yield	2,600	105,456
Total Exchange Traded Funds		271,200

Food Processing - 0.2%
Kraft Foods Inc.	500	26,955
Mondelez International Inc.	1,500	52,950
Total Food Processing		79,905

Metals and Mining - 0.0%
Silver Wheaton Corp.	700	14,133

Mutual Funds - 0.3%
Blackrock Global Floating Rate Inccome Fund	3,179	44,379
John Hancock Preferred Income Fund	3,284	58,619
Total Mutual Funds		102,998

Natural Gas (Diversified) - 0.2%
ONEOK Inc.	1,200	74,616

Office Equipment - 0.2%
Pitney Bowes Inc.	3000	69,900

Oil Field Services & Equipment - 0.2%
Diamond Offshore Drilling	1,515	86,234

Petroleum Industry - 0.5%
Holly Frontier Corp.	3400	168,946

Real Estate Investment Trust - 5.9%
AvalonBay Communities	400	47,292
Digital Realty Trust Inc.	1,500	73,680
EPR Properties	1,000	49,160
Healthcare Realty Trust Inc.	2,300	73,680
Highwoods Properties Trust Inc.	1,300	47,021
Hospitality Properties Trust	9,600	259,488
Liberty Property Trust	5,240	177,479
LTC Properties Inc.	4,830	188,612
Mack Cali Rlty Corp	5,600	170,934
National Retail Properties	1,470	44,585
Omega Healthcare Investors	5,831	173,764
Realty Income Corp.	2,230	83,246
Redwood Trust Inc	2,600	50,362
Sabra Health Care Reit Inc.	1,960	51,234
Senior Housing Properties	10,400	231,192
Stag Industrial Inc.	7,130	145,381
Sun Communities Inc.	3,180	135,595
Ventas Inc.	600	34,368
Washington Real Estate Invt	6,600	154,176
Total Real Estate Investment Trust		2,098,258

Telecommunications Services - 3.4%
AT&T	9,200	323,472
CenturyTel Inc.	6,900	219,765
Consolidated Communications	9,600	188,448
Frontier Communications Corp.	192	893
Verizon Communications Inc.	9,840	483,538
Total Telecommunication Services		1,216,116

Total U.S. Common Stock (cost $5,627,827)
		5,870,700

Foreign Common Stocks - 0.5%

Canadian Common Stock - Petroleum Industry - 0.1%
Penn West Petroleum	3400	28,424

Canadian Common Stock - Utilities - 0.2%
Atlantic Power Corp.	2,700	9,396

France Common Stock - Drug Industry - 0.1%
Sanofi-Aventis-ADR	600	32,178

Britain Common Stock - Food Processing - 0.1%
Unilever PLC	800	32,960

Netherlands Common Stock - Petroleum Industry - 0.1%
Royal Dutch Shell PLC	400	28,508
Seadrill Ltd	1,200	49,296
Total Netherlands Common Stock - Petroleum Industry		77,804

Total Foreign Common Stock (cost $186,903)		180,762

Publicly Traded Partnerships (PTP) - 12.0

PTP - Oil/Gas Distribution - 12.0%
Amerigas Partners - LP	7,230	322,241
Atlas Pipeline Partnership	3,301	115,700
Boardwalk Pipeline Partners	10,218	260,763
Breitburn Energy Partners LP	4,700	95,598
Buckeye Partners LP	6,472	459,577
CVR Partners LP	4,760	78,350
El Paso Pipeline Partners	5,800	208,800
Enbridge Energy Partners LP	3,700	110,519
Energy Transfer Partners LP	7,050	403,612
Enterprise Products Partners	1,600	106,080
Kinder Morgan Energy Partners	3,600	290,376
KKR and Co. LP	2,370	57,686
Linn Energy LLC	5,890	181,353
Magellan Midstream Partners LP	2,200	139,194
Market West Partners LP	2,000	132,260
Nustar Energy LP Com	4,100	209,059
PAA NAT Gas Storage LP Com Unit Ltd	5,200	119,600
Plains All American Pipeline	1,600	82,832
PVR Partners LP	3,000	80,490
Spectra Energy Partners LP	2,550	115,642
Suburban Propane Partners LP	3,200	150,080
Targa Resources Partners LP	3,460	180,958
TC Pipelines LP	2,300	111,389
Williams Partners LP	5,240	266,506
Total PTP - Oil/Gas Distribution		4,278,665

Total Publicly Traded Partnerships (cost $4,053,658)		4,278,665

Short Term Investments - 10.0%
Money Market Funds (cost 3,586,619)	3,586,619	3,586,619
Total Investments in Securities (cost $33,469,625)
		35,722,676

*Non Income Producing Security

KAVILCO INCORPORATED

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

Investment Income
Interest	$1,218,567
Dividends	555,615

Total investment income	1,774,182

Expenses
Salaries and benefits	302,641
Directors' compensation and expenses	233,031
Insurance	95,572
Office and equipment leases	61,613
General and administrative	58,767
Legal and accounting	37,358
Custodian	22,801

Total expenses	811,783

Net investment income	962,399

Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments	268,735
Net decrease in unrealized depreciation on investments	(699,818)

Total unrealized loss on investments	(431,083)

Net Operating Income	531,316
Other Income and Expense, net	175,362

Net Increase in Net Assets Resulting From Operations	$706,678

See Notes to Financial Statements.

KAVILCO INCORPORATED
STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2013 and 2012

Increase in Net Assets from Operations	2013	2012
Net investment income	$962,399	$841,349
Net realized gain on investments	268,735	103,476
Net change in unrealized depreciation on investments	(699,818)	(31,621)
Other income and expense, net	175,362	184,307

Net increase in net assets resulting from operations	706,678	1,097,511

Dividends and Distributions to Shareholders	(1,367,671)	(1,098,960)

Total decrease in net assets	(660,993)	(1,449)
NET ASSETS
Beginning of year	40,530,527	40,531,976

End of year (includes undistributed ordinary income of $168,118 and $129,293 for 2013 and 2012, respectively)	$39,869,534	$40,530,527

See Notes to Financial Statements

KAVILCO INCORPORATED
FINANCIAL HIGHLIGHTS

Years Ended December 31, 2009 - 2013

Per share operating performance (for a share of Class A or Class B capital stock outstanding throughout the period):

	2013	2012	2011	2010	2009
Net asset value, beginning of year	$3,376	$3,377	$3,344	$3,265	$2,974

Income from investment operations
Net investment income	80	70	70	73	78
Net realized and unrealized appreciation (depreciation) on investment transactions	(36)	6	40	48	328
Net other income	15	15	14	9	22
Income taxes				35	(35)

Total from investment operations	59	91	124	91	91

Less dividends and distributions (Note 10)	(114)	(92)	(90)	(86)	(103)

Net asset value, end of year	$3,321	$3.376	$3.378	$3.344	$3.265

Total return	1.77%	2.70%	3.67%	4.94%	12.07%
Supplemental Data
Net assets, end of year (in thousands)	$39,870	$40,531	$40,532	$40,123	$39,179
Ratio to average net assets
Expenses	2.02%	2.06%	2.21%	2.25%	2.41%
Net investment income	2.39%	2.08%	2.08%	2.22%	2.50%
Portfolio turnover rate	16.07%	13.71%	8.81%	8.68%	6.07%

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

Note 1. Organization

Kavilco Incorporated ("the Company") is a village corporation within the Sealaska region organized on November 13, 1973, pursuant to the Alaska Native Claims Settlement Act ("ANCSA") of 1971. Under ANCSA the Native claims to land in Alaska were settled in exchange for part of the state's land and compensation. Settlement benefits were given to Natives of Alaska villages in the form of ownership shares in village corporations that were organized pursuant to ANCSA. Kavilco Incorporated was organized for the purpose of securing and administering the land and benefits for the Natives of the Kasaan village in Alaska. Contributed capital includes receipts from the U.S. government and the state of Alaska under provisions of ANCSA.

On November 1, 1989, the Company began to operate as a self-managed, closed-end management investment company, as defined by the Investment Company Act of 1940 ("the Act"). The Company is subject to various restrictions imposed by the Act and the Internal Revenue Code, including restrictions on borrowing, dividend, and distribution policies, operations and reporting requirements. The Company's investment decisions, which focus primarily on fixed income investments, are made by management under the direction of the Board of Directors.

Note 2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Actual results could differ from those estimates.

Cash and Cash Equivalents

Cash and cash equivalents include cash on deposit with banks. The Company considers all highly liquid instruments with a maturity of three months or less to be cash equivalents. The Company has cash balances in excess of federally insured limits.

Valuation of Investments

All investments are recorded at their estimated fair value, as described in Note 3.

Investment Transactions and Income

Investment transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are computed using the last in first out method. Interest income is recorded on an accrual basis as adjusted for the amortization of discounts and premiums using the effective interest method. Premiums and discounts, including original issue discounts, are amortized for both tax and financial reporting purposes. Dividend income is recorded as of the ex-dividend date. Unrealized gains and losses are included in the statement of operations.

Federal Income Taxes

The Company files income tax returns in the U.S. federal jurisdiction and Alaska State. Generally, the Company is subject to examination by U.S. federal and state income tax authorities for three years from the filing of a tax return.

The Company's policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute at least 90% of its net investment taxable income to its shareholders. Generally, no federal income tax provision is required for the Company.

The Company records a liability, if any, for unrecognized tax benefits resulting from uncertain income tax positions taken or expected to be taken in an income tax return. No liability has been recorded for uncertain tax positions, or related interest or penalties as of December 31 , 2013.

Dividends and Distributions to Shareholders

Dividends and distributions to shareholders are recorded on their payable date. Dividends are generally declared and paid twice a year. Capital gain distributions are generally declared and paid annually. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States of America.

Directors' Compensation and Expenses

Each member of the Board of Directors receives compensation for each board meeting attended during the year in addition to a per diem allowance. Directors are also reimbursed for such expenses as accommodation, airfare, and car rental related to board meetings. In addition to meeting related expenses, the Company pays for the medical insurance of certain directors.

Subsequent Events

The Company has evaluated subsequent events through the date of these financial statements were available to be issued, which is the same date as the independent auditors' report.

Note 3. Fair Value Measurements

Fair value is defined as an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement determined based on assumptions that market participants would use in pricing an asset or liability. There are three levels which prioritize the inputs used in measuring fair value as follows:

Level 1: Observable market inputs such as quoted prices (unadjusted) in active markets for identical assets or liabilities;
Level 2: Observable market inputs, other than quoted prices in active markets, that are observable either directly or indirectly; and
Level 3: Unobservable inputs where there is little or no market data, which require the reporting entity to develop its own assumptions.

An asset or liability's level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. The following is a description of the valuation methodologies used for assets measured at fair value, including a general description of the asset.

Equity securities (common stock)

Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Corporate bonds

The fair value of corporate bonds is estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy.

Publicly traded partnerships

Publicly traded partnerships consist of tax-advantage oil and gas processing and distribution companies. They do not pay state or federal corporate income tax. They are traded on a national securities exchange and are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Real Estate

Real estate represents entitlement to the surface estate of real property, for which no readily available market quotation exists. Fair value of real estate is determined by management based on a Certified Forester's opinion as to the current value and status of the land, along with other factors. Other relevant factors include the lack of commercially viable timber due to previous harvest, amount of capital expenditures required for the future growth of timber, location of the property, recent sales of similar real property in the region and market demand and supply for this type of real property during the valuation process. Real estate is included in Level 3 of the fair value hierarchy.

The following table presents information about the Company's investments in securities and real estate measured at fair value as of December 31, 2013:

	Level 1		Level 2		Level 3		Balance

Investments in Securities
US Corporate Bonds		$-		$21,805,930		$-	$21,805,930
US Common stock		5,870,700		-		-	5,870,700
Foreign Common Stock		180,762		-		-	180,762
Publicly Traded Partnerships		4,278,665		-		-	4,278,665
Money Market Fund		3,586,619		-			3,586,619

		$13,916,746		$21,805,930	$		$35,722,676

Real Estate	$		$			$3,794,617	$3,794,617

The Company recognizes transfers between Level 1 and 2 at the end of the reporting period. As of December 31, 2013, no significant transfers between Level 1 or 2 occurred.

At December 31, 2013, there were no realized gain (loss), changes in unrealized gain (loss), cost or purchases, proceeds from sales or transfers in or out of Level 3 at the end of the reporting period.

Note 4. Real Estate

At December 31, 2013, the Company owns fee title to the surface estate of 22,946 acres of real estate. In 1979, the Company received entitlement under Section 12(a) of ANCSA to the surface estate of real property totaling 23,055 acres. In 1987, 194 acres of this property was distributed to the shareholders. The Company received an additional 89.24 acres during 2002 in the process of closing out a timber sale contract.

As of December 31, 2013, there is no commercial viable timber on the real estate and the Company has no outstanding timber agreements. The last harvest and sale of timber from this land was in 2001.

The financial statements include real estate valued at $3,794,617 in 2013, the value of which has been determined by an independent appraisal. The Board of Directors approved this fair value estimate of the real estate.

Note 5. Trading Risk

In the normal course of business, the Company enters into financial transactions involving instruments where there is risk of potential loss due to changes in the market (market risk), or failure of the other party to the transaction to perform (credit risk).

Market risk is the potential change in value caused by fluctuations in market prices of an underlying financial instrument. Subsequent market fluctuations may require selling investments at prices that differ from the values reflected on the statement of assets and liabilities. Market risk is directly impacted by the volatility and liquidity in the markets in which financial instruments are traded. The Company's exposure to market risk may be increased in that a significant portion of its assets may be invested in a relatively small number of investment positions at any one time. Accordingly, appreciation or depreciation in value of investment positions may have a more significant effect on the value of the Company's portfolio than would be the case in a more diversified or hedged portfolio.

Credit risk is the possibility that a loss may occur due to the failure of a counter-party to perform according to the terms of a contract. The Company's exposure to credit risk associated with counter-party nonperformance includes cash deposits that may exceed applicable insurance limits. The Company seeks to control such credit risk by maintaining deposits with only high quality financial institutions and trading exchange traded financial instruments, which generally do not give rise to significant counter-party exposure due to the requirements of the individual exchanges.

Note 6. Investment Transactions

Purchases of investment securities (consisting of corporate obligations, common stock, and publicly traded partnerships) aggregated $ 5,510,531 for the year ended December 31, 2013, and sales and maturities of investment securities (consisting of corporate obligations and common stock) aggregated $ 5,493,761 for the year ended December 31, 2013.

The U.S. federal income tax basis of the Company's investments is the same as for financial reporting purposes. The gross unrealized appreciation and gross unrealized depreciation for U.S. federal income tax purposes is $2,833,186 and $580,101, respectively, for the year ended December 31, 2013

Note 7. Premises and Equipment

The following is a summary of premises and equipment at December 31, 2013:

Building	$170,601
Furniture, fixtures, and equipment	75,398

245,999
Less accumulated depreciation	(227,560)

$18,439

Buildings and equipment are recorded at cost less accumulated depreciation. Depreciation is computed on the straight-line method over the estimated useful lives of the related assets, which range from 5 to 15 years. Depreciation expense was $ 4,393 for the year ended December 31, 2013.

Note 8. Lease Obligation

The Company leases office space under a non-cancelable operating lease agreement, which terminates September 30, 2016. Future minimum lease commitments under this non-cancelable operating lease are as follows:

2014	34,613
2015	35,507
2016	27,277

$97,397

Rent expense for the year ended December 31, 2013 was $35,422.

Note 9. Net Assets

Upon organization of the Company, 100 shares of common stock (Class A) were issued to each qualified shareholder enrolled in the Company pursuant to ANCSA. The Company utilized a roll comprising 120 Alaska Natives eligible to receive stock certificates as certified by the U.S. Secretary of the Interior. Under the provisions of ANCSA, stock dividends paid or other stock grants are restricted, and the stock may not be sold, pledged, assigned, or otherwise alienated, except in certain circumstances by court decree or death, unless approved by a majority of the shareholders. The stock carries voting rights only if the holder hereof is an eligible Alaska Native. Nonvoting common stock (Class B) is issued to non-Native persons who inherit stock or are gifted stock.

The Company's capital structure is as follows:
Common stock:
- Class A, no par value - Authorized, 1,000,000 shares; issued and outstanding, 11,482.83 shares
- Class B, no par value - Authorized, 500,000 shares; issued and outstanding, 517.17 shares

Note 10. Dividends and Distributions to Shareholders

On March 1, 2013, a distribution of $19.10 per share was declared. The dividend was paid on March 13, 2013 to shareholders of record on March 4, 2013. On November 1, 2013, a distribution of $95 per share was declared. This dividend was paid on November 15, 2013 to shareholders of record on November 4, 2013.

The tax character of distributions paid during 2013 and 2012 was as follows:

	2013	2012
Undistributed ordinary income	$168,118	$129,293

Net unrealized appreciation on:
Investments	2,253,085	2,938,505
Real estate	2,740,528	2,740,288

	$5,161,731	$5,808,326

As of December 31, 2013, the components of distributable earnings on a tax basis were as follows:

	2013	2012
Distributions paid from:
Ordinary income	$1,367,671	$995,484
Long-term capital gain	0	103,476

	$1,367,671	$1,098,960

Note 11. Schedule of Investments

Investments are categorized by type, country, and industry. The industry category represents management's belief as to the most meaningful presentation of the classification of the principal business of the investees. The percentage of net assets is computed by dividing the fair value of each category by net assets.

Note 12. Pension Plan

Employees of the Company are covered by a defined contribution pension plan. The Company contributes 20% of each participant's compensation to the plan. The Company's contributions during the year ended December 31, 2013 totaled $ 46,969.

Note 13. Other Income and Expense

The Company earned income of $142,320 and $167,520 for the years ended December 31, 2013 and December 31, 2012, respectively, as a result of ANCSA Section 7(i) which requires regional corporations to distribute 70% of any net revenues derived from timber resources and the subsurface estate to other regional corporations who then redistribute under Section 7(j) 50% of such amounts to the village corporations and at-large shareholders.

Other income also includes $ 33,042 and $16,787 of lease and miscellaneous income for theyear ended December 31, 2013 and December 31, 2012, respectively.

[Peterson Sullivan LLP Leterhead]

February 21, 2014

To the Shareholders and Board of Directors
Kavilco Incorporated
Kasaan, Alaska

In planning and performing our audit of the financial statements of Kavilco Incorporated (the Company") as of and for the year ended December 31, 2013, in accordance with auditing standards generally accepted in the United States, we considered the Company's internal control over financial reporting, including control activities for safeguarding securities, as a basis for designing our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

The management of the Company is responsible for establishing and maintaining effective internal control over financial reporting. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. A company's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company's internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of a company's assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

A deficiency in internal control over financial reporting exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis. A material weakness is a deficiency, or combination of deficiencies in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the Company's annual or interim financial statements will not be prevented or detected on a timely basis.

Our consideration of the Company's internal control over financial reporting was for the limited purpose described in the first paragraph and would not necessarily disclose all deficiencies in internal control that might be material weaknesses under standards established by auditing standards generally accepted in the United States of America. However, we noted no deficiencies in Kavilco Incorporated's internal control over such financial reporting and its operation, including controls for safeguarding securities, that we consider to be a material weakness as defined above as of December 31, 2013.

This report is intended solely for the information and use of management and the Board of Directors of Kavilco Incorporated and the Securities and Exchange Commission and is not intended to be and should not be used by anyone other than these specified parties.

/S/ PETERSON SULLIVAN LLP

Peterson Sullivan LLP

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
12 (a) (1)	Certification of President

12 (a) (2)	Certification of Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Kavilco Incorporated

By:	/s/ Louis L. Jones, Sr.
Louis L. Jones, Sr.
President

Date: February 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Scott Burns
Scott Burns
Chief Financial Officer

Date: February 27, 2014